Prospectus Supplement
                               Dated Jan. 3, 2006*
                       RiverSource Fundamental Growth Fund
             (July 29, 2005 Amended as of Oct. 3, 2005) S-6261-99 F

The following subsection of the "Fund Management and Compensation" section has been revised to state:

GSAM

GSAM, an affiliate of Goldman, Sachs & Co., which has served as subadviser to the Fund since April 2003, is located at 32 Old Slip, New York, New York. GSAM, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers on the Growth team responsible for the day-to-day management of the portion of the Fund allocated to GSAM are:

o Steven M. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

o David G. Shell, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Shell joined GSAM as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

o Gregory H. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager. Mr. Ekizian joined GSAM as a portfolio manager in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

o Kumar Venkateswaran, CFA, Vice President and Portfolio Manager. Mr. Venkateswaran joined GSAM in 2001 and was promoted from research analyst to portfolio manager in 2005. From 1996 to 1999, he was a senior consultant at Accenture (formerly Andersen Consulting LLP).

o Vivek Agarwal, CFA, Vice President and Portfolio Manager. Mr. Agarwal joined GSAM in 2001 and was promoted from research analyst to portfolio manager in 2005. From 1995 to 1999, he was a management consulting associate at Booz Allen & Hamilton.

GSAM investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The Growth team has a 24-year consistent investment style applied through diverse and complete market cycles and a portfolio management and analytical team with combined investment experience of more than 260 years.

The rest of this section remains unchanged.



S-6261-4 A (1/06)
*Valid until next prospectus update.
Destroy July 28, 2006